Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Marshall Murphy

(469) 549-3005

NATIONSTAR MORTGAGE CLOSES ON ACQUISITION OF APPROXIMATELY $97 BILLION IN

MORTGAGE SERVICING ASSETS FROM BANK OF AMERICA

Lewisville, TX (February 4, 2013) – Nationstar Mortgage Holdings Inc. (NYSE: NSM) (“Nationstar”), a leading residential mortgage services company, announced today that it has closed the purchase of mortgage servicing rights (“MSR”) with an approximate $97 billion unpaid principal balance (“UPB”), based on December 31, 2012 closing balances and certain other assets from Bank of America. The transaction was completed pursuant to the previously announced MSR purchase and sale agreement, dated January 6, 2013. This servicing portfolio consists of rights to service loans that are owned, insured or guaranteed by Fannie Mae, Freddie Mac, and Ginnie Mae.

“We are glad to have completed this important milestone in the acquisition according to schedule,” said Nationstar CEO Jay Bray. “We look forward to boarding these portfolios over the next several months and working in partnership with Bank of America to ensure customers experience a smooth transition to Nationstar.”

Nationstar expects to close on the remaining private label securitization MSR and other certain asset purchases as necessary third-party approvals are received in Q1 and Q2 2013.

About Nationstar

Based in Lewisville, Texas, Nationstar offers servicing, origination, and real estate services to financial institutions and consumers. Nationstar is one of the largest servicers in the United States, with a servicing portfolio of over 1.8 million residential mortgages in excess of $300 billion in unpaid principal balance as of February 1, 2013. Nationstar’s integrated loan origination business mitigates servicing portfolio run-off and improves credit performance for loan investors. Our Solutionstar business unit offers asset management, settlement, and processing services. Nationstar currently employs over 4,900 people.

Forward Looking Statements

Any statements in this release that are not historical or current facts are forward-looking statements. Forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. Forward-looking statements convey Nationstar’s current expectations or forecasts of future events. When used in this release, the words “anticipate,” “appears,” “believe,” “foresee,” “intend,” “should,” “expect,” “estimate,” “target,” “project,” “plan,” “may,” “could,” “will,” “are likely” and similar expressions are intended to identify forward-looking statements. These statements involve predictions of our future financial condition, performance, plans and strategies, and are thus dependent on a number of factors including, without limitation, assumptions and data that may be imprecise or incorrect. Specific factors that may impact performance or other predictions of future actions have, in many but not all cases, been identified in connection with specific forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Nationstar’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of Nationstar Mortgage LLC’s Form 10-K for the year ended December 31, 2011, Nationstar’s Form 10-Q for the quarter ended September 30, 2012, and other reports filed with the SEC, which are available at the SEC’s website at http://www.sec.gov. We caution you not to place undue reliance on these forward-looking statements that speak only as of the date they were made. Unless required by law, Nationstar undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date of this release.

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